UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    February 18, 2015

ROKWADER, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-51867

Delaware	73-1731755
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

21900 Burbank Blvd., 3rd Floor Woodland Hills, CA 91367
(Address of Principal Executive Offices, Including Zip Code)

(818) 224-3675
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Rokwader, Inc. (“ROKR” or the “Company”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe ROKR’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. ROKR’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, ROKR undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 3-Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

On February 18, 2015, the Company agreed to issue 317,392 shares of its common stock (the “Shares”) to Brooktide, LLC, an entity principally owned by Yale Farar, the President, director and principal shareholder of the Company (the “Investor”) in consideration of the cancellation of debt owed to the Investor totaling $196,060. The Shares were issued to the Investor at approximately $0.6177 per share on the date that the average between the “bid” and “ask” price for the Company’s stock on the OTC:QB market was $0.42 per share. The Board of Directors (the “Board”) believes that this transaction is fair and reasonable and is in the best interests of the Company and its shareholders. This transaction was approved by the Board with the Investor abstaining from voting. The Shares to be issued in the transaction were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The Investor acknowledged he received restricted securities and the certificates evidencing such securities contain a legend stating the same.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Rokwader, Inc.
Date: February 20, 2015	By:	/s/ Yale Farar
Yale Farar President